DYCOM INDUSTRIES, INC. Investor Presentation December 2015 Exhibit 99.1

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on September 4, 2015 and our other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 30 through 36 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Overview Leading supplier of specialty contracting services to telecommunication providers nationwide Telecommunications networks fundamental to economic progress Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with overall cable capital expenditures, new build opportunities, and capacity expansion projects increasing  Connect America Fund (“CAF”) II projects in planning and engineering, construction launching shortly  Customers are consolidating supply chains creating opportunities for market share growth Encouraged that industry participants remain committed to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

4 Nationwide footprint  Operates in all 50 states, Washington, D.C. and in Canada  Over 40 operating subsidiaries Strong revenue base and customer relationships  Revenues of $659.3 million and organic growth of 21.9% in Q1-16 compared to $510.4 million in Q1-15  Non-GAAP Adjusted EBITDA at 16.0% of revenue in Q1-16 compared to 13.0% in Q1-15  Non-GAAP Adjusted Diluted EPS at $1.24 in Q1-16 compared to $0.59* diluted EPS in Q1-15 Solid financial profile  Ample liquidity of $282.6 million at October 24, 2015 and sound credit metrics provide balance sheet flexibility Over 12,100 employees Nationwide Footprint and Significant Resources See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. * Q1-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q1-15.

5 Industry Developments Dycom’s scale, market position and financial strength position it well as opportunities expand Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Newly deployed networks provisioning 1 gigabit speeds; speeds beyond 1 gigabit envisioned  Industry developments are producing opportunities which in aggregate are without precedent Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this new standard are accelerating  Customer multi-year initiatives are being outlined publicly, implemented locally Clear that calendar 2015 has been the foundational year for a massive investment cycle in wireline networks

6 Intensely Focused on Telecommunications Market  Outside Plant & Equipment Installation  Premise Equipment Installation  Wireless  Engineering  Underground Facility Locating Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Contract revenues of $659.3 million for Q1-16 Services Crucial to Customers’ Success Dycom is well-positioned to benefit from future growth opportunities

7 Strong Secular Trend “It took 32 years – from 1984 to 2016 – to generate the first zettabyte of IP traffic annually. However, as this year’s Visual Networking Index forecasts, it will take only three additional years to reach the next zettabyte milestone when there will be more than 2 zettabytes of IP Traffic annually by 2019” Doug Webster, Vice President of Service Provider Products and Solutions Marketing, Cisco - May 2015 Sources: U.S. Telecom, The Broadband Association Cisco Visual Networking Index U.S. National Bureau of Economic Analysis Strong and stable growth in IP traffic even in times of GDP decline North America Internet Protocol Traffic vs. GDP Growth

8 Key Driver: FTTx Deployments “we have been supporting fiber investment for some years now and it is paying off for us in some of the trends you are seeing in our business segment. With regard to that, we did commit to 12.5 million additional fiber to the prem investments as part of our DIRECTV deal. We are going to do that within the 15% of capital intensity for our budget, so to speak, our target. [….] It is a four-year commitment. We will have about 14 million fiber lit homes.”” John Stephens, Senior EVP & CFO, AT&T Inc. – November 2015  Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings  Data transmission speeds dramatically increasing  Key customer recently committed to passing millions of new locations with fiber Growth in Subscribers Sources: Company Press Releases and supplemental information 1 AT&T sold Connecticut wireline operations to Frontier during Q3-14. 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Verizon FiOS Video AT&T U-Verse 1 2010 2011 2012 2013 2014 2015

9 Key Driver: Fiber to Businesses Sources: Company Press Releases and transcripts “Turning to business services, it has been second-largest contributor to overall cable revenue growth for 18 of the last 19 quarters with third-quarter revenue increasing 19.5% to $1.2 billion. This rate of growth is especially impressive given that business services is approaching a $5 billion run rate business annually.” Mike Cavanagh, Senior EVP & CFO, Comcast - October 2015 Addressable Market $60 Billion 2014 Revenue $7.8 Billion $4.0Bn $2.8Bn $1.0Bn $30.0Bn $20.0Bn $10.0Bn Customer Business Services Revenue Addressable Business Services Market 2014 Revenue $7.8 Billion Addressable Market $60 Billion

10 Key Driver: Connect America Fund “[..] with respect to the CAF II deployment, we would expect to really hit the ground running here in late 2015 to 2016, to get some of the construction done and to get the living units that are easiest to get to first, such that by the end of 2016 we hope to be upwards of 20% or maybe even a little more in terms of the 1.2 million living units passed.” Stewart Ewing, CFO, CenturyLink – November 2015 New projects from Connect America Fund deploying fiber deeper into networks  Connect America Fund (“CAF”) is a FCC initiative to bring broadband access to rural communities  CAF Phase II – FCC offers support of up to $1.676 billion annually to price cap carriers to expand broadband service to rural America  Multi-year subsidies; must provision broadband speeds of at least 10 Mbps downstream/1 Mbps upstream  Over $1.5 billion in funding was accepted in August 2015 by the price cap carriers (including AT&T, CenturyLink, Windstream, Frontier and others) with the remaining $175 million to be allocated through an auction process Sources: FCC.gov

11 Key Driver: Wireless Network Upgrades “It's great to add customers on your network, but at some point, if you don't start to invest in the network and you just give data away for free, your network is going to start to suffer. And you need that cash flow to reinvest in the network. [….] we have always said we are going to be consistent capital company. The reason for that is, as we project usage out for the data network, we don't see it slowing. So we need to continue to build for that future demand and you need to be two years ahead of that demand or else you're going to fall behind.” Fran Shammo, EVP & CFO , Verizon – November 2015  Wireless carriers are upgrading to 4G technologies creating growth opportunities in the near to intermediate term  Carriers enhancing coverage and capacity by increasing the number of small cells  Increasing capacity where 4G technologies are already deployed 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 2015 Est imate s 2020 Est imate s 2025 Est imate s US Ce ll Ci tie s Growth in Number of Cell Sites¹ 1 Source: Industry publications

12 Local Credibility, National Capability Dycom headquarters Primary locations Subsidiaries Dycom’s Nationwide Presence

13 Focused on High Value Profitable Growth  Anticipate emerging technology trends which drive capital spending  Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry’s profitable opportunities  Selectively acquire businesses which complement our existing footprint and enhance our customer relationships  Leverage our scale and expertise to expand margins through best practices

14 Well Established Customers Top Customers Dycom has established relationships with:  Telephone companies  Wireless carriers  Cable television multiple system operators  Electric utilities and others Customer Revenue Breakdown Q1-16 Blue-chip, investment grade customers comprise a substantial portion of revenue

15 Durable Customer Relationships $- $50 $100 $150 $200 $250 $300 $350 $400 $450 FY-06 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 AT&T Comcast CenturyLink Verizon Charter Time Warner Cable Windstream Unnamed 33% 34% 33% 34% 34% 38% 40% 41% 42% 39% 67% 66% 67% 66% 66% 62% 60% 59% 58% 61% $995 $1,138 $1,230 $1,107 $989 $1,036 $1,201 $1,609 $1,812 $2,022 FY-06 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 All Other customers Top 5 customers 1 Reflects the results of acquired businesses since dates of acquisition, including telecommunications infrastructure services subsidiaries acquired by Dycom during fiscal 2013 from Quanta Services, Inc. Revenues ($ in millions) ¹

16 Anchored by Long-Term Agreements  Dycom is party to hundreds of MSA’s and other arrangements with customers that extend for periods of one or more years  Generally multiple agreements maintained with each customer  Master Service Agreements (MSA’s)  Multi-year, multi-million dollar arrangements covering thousands of individual work orders  Generally exclusive requirement contracts  Agreements can at times be negotiated  Majority of contracts are based on units of delivery  Backlog at $3.967 billion as of Q1-16 compared to $2.359 billion at Q1-15 Revenue by Contract Type for Fiscal 2015 Master Service Agreements Short-term contracts Long-term contracts Backlog ($ in millions) Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. The significant majority of our backlog estimates comprise services under master service agreements and long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others.

17 10+ Years of Robust Cash Flow Generation Sources and Uses of Cash ($ in millions) Notes: Amounts represent cumulative cash flow for fiscal 2006 – Q1 of fiscal 2016; See “Regulation G Disclosure” slides as set forth in the Appendix for a summary of amounts. 1 Other cash flow includes borrowings, other financing and investing activities and beginning cash on hand.  Strong operating cash flow of $909 million since fiscal 2006  Prudent approach to capital allocation:  $611 million in cap-ex, net of disposals, or approximately 36% of allocation  $591 million invested in business acquisitions  $479 million invested in share repurchases Robust cash flow generation and prudent capital allocation provide strong foundation for returns 35% Business Acquisitions 36% Cap-ex, net 29% Share Repurchases Fiscal 2006 – Q1-2016 Fiscal 2006 – Q1-2016

18 Financial Update

19  Strong operating results  Contract revenues of $659.3 million in Q1-16 compared to $510.4 million in Q1-15. Organic growth of 21.9%  Non-GAAP Adjusted EBITDA of $105.7 million, or 16.0% of revenues in Q1-16, compared to $66.4 million, or 13.0% in Q1-15  Non-GAAP Adjusted Diluted EPS of $1.24 in Q1-16 compared to $0.59* diluted earnings per share in Q1-15  Solid financial profile  Strong balance sheet and cash flows  Ample liquidity of $282.6 million at October 24, 2015 consisting of $260.8 million in availability under the revolver portion of the Senior Credit Facility and $21.8 million of cash on hand  Sound credit metrics and no near term debt maturities  Capital structure designed to produce strong returns Financial Overview See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. * Q1-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q1-15.

20 Strong and sustained financial performance Contract Revenue Trend Annual Organic Revenue Trend Quarterly Contract Revenues Quarterly Organic Revenue Trend Annual Growth in Contract Revenues Financial charts - $ in millions See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures.

21 Earnings Non-GAAP Adjusted EBITDA Quarterly Adjusted EBITDA Non-GAAP Adjusted Diluted EPS Financial charts - $ in millions, except earnings per share amounts See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. Quarterly Non-GAAP Adjusted Diluted EPS

22 Q1-16 Financing Transactions $485 million Senior Convertible Notes, 0.75% coupon, due 2021 (“Notes”)  Value allocated between debt and equity components on issuance  Debt discount of $116.4 million amortizes as GAAP interest expense over the 6-year term of the Notes, but will not require cash interest payments  Notes convertible into common shares if share price exceeds $96.89 (represents 30% premium above share price on date of issuance) Convertible Note Hedge (“Note Hedge”) with bank counterparties  Invested $115.8 million in Note Hedge to offset future dilution, if any, from conversion of Notes Warrants sold to bank counterparties  Received $74.7 million for sale of warrants with a strike price of $130.43 per share (represents 75% premium above share price on date of issuance) Q1-16 Financing transactions significantly reduce future cash interest costs. Proceeds used to redeem $277.5 million of 7.125% Notes and repurchase shares. Component ($ in millions) Debt Equity Principal $ 485.0 Less: Debt discount (116.4) Net carrying amount1 $ 368.6 $ 116.4 Summary:  $485 million 0.75% Senior Convertible Debt, due 2021  Economic dilution only when Dycom’s share price exceeds $130.43 per share. 1 Net carrying amount on Notes issuance and prior to any deferred financing costs.

23  Strong balance sheet and cash flows  Ample liquidity of $282.6 million at October 24, 2015 consisting of $260.8 million in availability under the revolver portion of the Senior Credit Facility and $21.8 million of cash on hand  No near term debt maturities Liquidity and Cash Flow Notes: Amounts above may not add due to rounding. 1 Availability on Revolver presented net of $54.4 million and $58.0 million for outstanding L/C’s under the Senior Credit Agreement at Q4-15 and Q1-16, respectively. - Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter. Financial tables - $ in millions Cash Flow from Operations and Cap-ex, net* * Cap-ex, net represents capital expenditures less proceeds from sale of assets.

24 Credit Metrics Leverage and Net Leverage Ratios1 Interest Coverage Ratio2  Sound credit metrics provide balance sheet flexibility  Manageable leverage  Proven ability to de-lever  Ample interest coverage See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. 1 Leverage ratio calculated as (i) total notional amounts of debt divided by (ii) Non-GAAP Adjusted EBITDA. Net leverage calculated as (i) total notional amounts of debt less cash and equivalents divided by (ii) Non-GAAP Adjusted EBITDA 2 Interest coverage ratio calculated as (i) Non-GAAP Adjusted EBITDA divided by (ii) interest expense, net 1.7x 1.4x 2.5x 2.4x 2.0x 2.5x 1.3x 1.0x 2.4x 2.3x 1.9x 2.4x FY2011 FY2012 FY2013 FY2014 FY2015 TTM Q1-16 Total Leverage Net Leverage

25 Capital Allocated to Maximize Returns Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy  Invest in organic growth  Organic revenue grew 21.9 % in Q1-16, reflecting growth from several key customers  Total revenue increased $148.9 million in Q1-16 as compared to Q1-15  Pursue complementary acquisitions  Fiscal 2013 - 2016 acquisitions further strengthened Dycom’s customer base, geographic scope, and technical service offerings  During fiscal 2015 and 2016, acquired 7 businesses for $80.5 million further strengthening customer relationships and expanding geographic reach  Share repurchases  Repurchased approximately 21.4 million shares for over $478 million since fiscal 2006  $50 million share repurchase authorization remains available through February 2017 Dycom is committed to maximizing long term returns through prudent capital allocation See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures.

26 Questions & Answers

27 Selected Information from Q1-16 Dycom Results Conference Call Materials The following slides 28-30 were used on November 24, 2015 in connection with the Company’s conference call to discuss fiscal 2016 first quarter results and are included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to these slides. The information and statements contained in slides 28-30 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 24, 2015 and November 25, 2015.

28 Q2-2015 Included for comparison Q2-2016 Outlook and Commentary Contract Revenues $ 441.1 $ 530 - $ 550  Expectation of normal winter weather patterns  Broad range of demand from several large customers  Robust 1 gigabit deployments, CAF II launches, core market share growth  Total revenue expected to include more than $20.0 million of revenue in Q2-16 from businesses acquired in Q4-15 and Q1-16 Gross Margin % 19.4% Gross Margin % which increases from Q2-15  Expectation of normal winter weather and an improving mix of customer growth opportunities  Q2 margins display impacts of seasonality including: - inclement winter weather - fewer available workdays due to holidays - reduced daylight work hours - restart of calendar payroll taxes G&A Expense % 9.5% G&A as a % of revenue declines slightly from Q2-15  G&A as a % of revenue declines slightly from operating leverage on our increased scale; Total G&A includes costs of recently acquired businesses  Share-based compensation is included in G&A Expense % outlook Share-based compensation $ 3.7 $ 4.3 Depreciation & Amortization $ 23.3 $ 29.5 - $ 30.2  Depreciation and amortization reflects increased cap-ex and recently acquired businesses  Amortization of approximately $4.7 million in Q2-16 compared to $4.1 million in Q2-15 Adjusted Interest Expense $ 6.7 Approximately $ 3.6 Non-GAAP Adjusted Interest Expense  Q2-16 includes 0.75% cash coupon on senior convertible notes, interest on senior credit agreement, amortization of debt issuance costs and other interest  Q2-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.1 million Other Income $ 1.7 $ 1.1 - $ 1.5 Non-GAAP Adjusted EBITDA % 10.8% Adjusted EBITDA % which exceeds the Q2-15 result Adjusted EBITDA increases from revenue growth and improved operating performance Diluted Earnings per Share $ 0.27 Non-GAAP Adjusted Diluted EPS $ 0.52 - $ 0.60  Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on senior convertible notes. See slide 18 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share for the second quarter of fiscal 2016. Diluted Shares 35.1 million 33.7 million Q2-2016 Outlook See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues) This slide was used on November 24, 2015 in connection with the Company’s conference call to discuss fiscal 2016 first quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 24, 2015 and November 25, 2015.

29 Looking Ahead to Q3-2016 Q3-2015 Included for comparison Q3-2016 Outlook and Commentary Contract Revenues $ 492.4 Total revenue growth % in high teens or slightly better as % of revenue compared to Q3-15  Broad range of demand from several large customers  Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding  Total revenue expected to include approximately $20.0 million of revenue in Q3-16 from businesses acquired in Q4-15 and Q1-16 Gross Margin % 21.1% Gross Margin % which increases from Q3-15  Improving mix of customer growth opportunities  Expectation of normal winter weather and related impacts on productivity during early Q3-16 G&A Expense % 9.1% G&A as a % of revenue declines from Q3-15  G&A as a % of revenue declines from operating leverage on our increased scale; Total G&A includes costs of recently acquired businesses  Share-based compensation is included in G&A Expense % outlook Share-based compensation $ 3.2 $ 4.0 Depreciation & Amortization $ 24.0 $ 30.1 - $ 30.8  Depreciation and amortization reflects increased cap-ex and recently acquired businesses  Includes amortization of approximately $4.6 million in Q3-16 compared to $4.1 million in Q3-15 Adjusted Interest Expense $ 6.6 Approximately $ 3.6 Non-GAAP Adjusted Interest Expense  Q3-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest  Q3-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.2 million Other Income $ 3.5 $ 3.0 - $ 3.5 Non-GAAP Adjusted EBITDA % 12.8% Non-GAAP Adjusted EBITDA % which increases from Q3-15 Adjusted EBITDA increases from revenue growth and improved operating performance See “Regulation G Disclosure” slides 30-36 for a reconciliation of GAAP to Non-GAAP financial measures. Financial table- $ in millions (% as a percent of contract revenues) This slide was used on November 24, 2015 in connection with the Company’s conference call to discuss fiscal 2016 first quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 24, 2015 and November 25, 2015.

30 Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Guidance – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 36. (a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending January 23, 2016 were computed using approximately 33.7 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.1 million in pre-tax interest expense during the three months ending January 23, 2016 for non-cash amortization of the debt discount associated with its 0.75% senior convertible notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Guidance for the Three Months Ending January 23, 2016 (a) Diluted earnings per common share $ 0.44 - $ 0.52 Adjustment After-tax non-cash amortization of debt discount (b) $ 0.08 Non-GAAP Adjusted Diluted Earnings per Common Share $ 0.52 - $ 0.60 This slide was used on November 24, 2015 in connection with the Company’s conference call to discuss fiscal 2016 first quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on November 24, 2015 and November 25, 2015.

31 Appendix: Regulation G Disclosure Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 36. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Revenue Unaudited ($ in millions) GAAP % Non-GAAP - Organic % Q1-16 Organic Growth: Q1-16 659.3$ (39.5)$ -$ 619.7$ 29.2% 21.9% Q1-15 510.4$ (1.9)$ -$ 508.5$ Prior Quarters Organic Growth (Decline):P ior Qua ters Organic Growth (Decline): Q4-15 578.5$ (11.8)$ -$ 566.7$ 20.0% 18.2% Q4-14 482.1$ (2.8)$ -$ 479.3$ Q3-15 492.4$ (8.9)$ -$ 483.4$ 15.5% 13.4% Q3-14 426.3$ -$ -$ 426.3$ Q2-15 441.1$ (9.5)$ -$ 431.5$ 12.9% 10.5% Q2-14 390.5$ -$ -$ 390.5$ Q1-15 510.4$ (10.1)$ -$ 500.3$ (0.5)% (2.4)% Q1-14 512.7$ -$ -$ 512.7$ Q4-14 482.1$ (9.5)$ -$ 472.6$ 0.7% (0.7)% Q4-13 478.6$ (2.6)$ -$ 476.1$ Q3-14 426.3$ (5.5)$ -$ 420.7$ (2.5)% (3.8)% Q3-13 437.4$ -$ -$ 437.4$ Q2-14 390.5$ (111.5)$ -$ 279.0$ 5.7% 0.9% Q2-13 369.3$ (75.9)$ (16.7)$ 276.7$ Contract Revenues NON-GAAP ADJUSTMENTS Revenue Growth (Decline) % Revenues from businesses acquired Revenues from storm restoration services Non-GAAP Organic Revenues

32 Appendix: Regulation G Disclosure Notes: Amounts may not add due to rounding. 1 Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock. 2 Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Calculation of Cumulative Cash Flows Fiscal 2006 through Q1 of Fiscal 2016 Unaudited ($ in millions) Net Cash Provided by Operating Activities Capital Expenditures, Net of Proceeds from Asset Sales Cash Paid for Acquisitions, net of cash acquired Repurchases of Common Stock Borrowings and Other Financing Activities 1 Other Investing Activities 2 Total Other Financing and Investing Activities Q1-16 (28.9)$ (39.4)$ (48.6)$ (70.0)$ 187.9$ (0.5)$ 187.4$ FY-15 141.9 (93.6) (31.9) (87.1) 75.9 (4.5) 71.4 FY-14 84.2 (73.7) (17.1) (10.0) 19.0 (0.3) 18.7 FY-13 106.7 (58.8) (330.3) (15.2) 263.5 0.1 263.6 FY-12 65.1 (52.8) - (13.0) 7.6 0.9 8.5 FY-11 43.9 (49.2) (36.5) (64.5) 47.5 0.2 47.7 FY-10 54.1 (46.6) - (4.5) (4.4) - (4.4) FY-09 126.6 (25.3) - (2.9) (15.7) (0.1) (15.8) FY-08 104.3 (62.3) 0.5 (25.2) (13.8) (0.3) (14.1) FY-07 108.5 (62.3) (61.8) - 7.7 (0.4) 7.3 FY-06 102.3 (47.3) (65.4) (186.2) 141.2 (0.3) 140.9 Cumulative 908.7$ (611.5)$ (591.0)$ (478.7)$ 716.3$ (5.1)$ 711.2$ Cash at July 30, 2005 83.1$ Cash at October 24, 2015 21.8 61.3$ 772.4$ Difference represents beginning cash used during the period Total amount provided by Other Financing and Investing Activities and beginning cash on hand

33 Appendix: Regulation G Disclosure 1 Non-GAAP adjustments in FY 2010 reflect adjustments in Q4-10 resulting from the Company’s 52/53 week fiscal year of $20.1 million. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenues for Q4-10 on a Non-GAAP basis for comparison purposes. Contract Revenues and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions) The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth Revenues from businesses acquired Revenues from storm restoration services Adjustment for extra week as a result of 52/53 week fiscal year 1 Total Adjustment GAAP NON-GAAP FY 2015 2,022.3$ (40.4)$ -$ -$ (40.4)$ 1,982.0$ 11.6% 9.6%1,811.6 (2.8 (2.8 ,808.8 FY 2014 1,811.6$ (2.8)$ -$ -$ (2.8)$ 1,808.8$ FY 2014 1,811.6$ (499.3)$ -$ -$ (499.3)$ 1,312.3$ 12.6% 4.7%,608. 337.9 354.6 ,254.0 FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ 33.9% 4.9%,2 1.1 - (6.0 ,195.1 FY 2012 1,201.1$ -$ (6.0)$ -$ (6.0)$ 1,195.1$ FY 2012 1,201.1$ (54.5)$ (6.0)$ -$ (60.5)$ 1,140.6$ 16.0% 15.4%,035.9 33.8 47.8 988.1 FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ 4.8% 2.0%988.6 - (20.1) 6 .5 FY 2010 988.6$ -$ -$ (20.1)$ (20.1)$ 968.5$ GAAP Contract Revenues NON-GAAP ADJUSTMENTS NON-GAAP Contract Revenues 1 Organic Growth % Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 36. Notes: Amounts may not add due to rounding.

34 Reconciliation of Leverage Ratio, Net Leverage Ratio, and Fixed Interest Charge Ratios TTM Q1-16 Current and long-term debt (including debt discount and unamortized debt fees) 641.6$ Addback:unamortized debt discount and debt fees 124.6 Total Notional Debt 766.2$ less: Cash and equivalents 21.8 Net Debt (Cash) 744.4$ Non-GAAP Adjusted EBITDA - TTM Q1-16 304.8$ Ratio of Debt to Non-GAAP Adjusted EBITDA - TTM Q1-16 2.5x Ratio of Debt to EBITDA - TTM Q1-16 2.7x Ratio of Net Debt (Cash) to Non-GAAP Adjusted EBITDA - TTM Q1-16 2.4x Ratio of Net Debt (Cash) to EBITDA - TTM Q1-16 2.7x Ratio of EBITDA to Interest expense, net - TTM Q1-16 9.5x Ratio of Non-GAAP Adjusted EBITDA to Interest expense, net - TTM Q1-16 10.4x Ratio of Non-GAAP Adjusted EBITDA to Non-GAAP Adjusted Interest expense, net - TTM Q1-16 11.0x Fiscal 2011 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015 Adjusting Items: Write-off of deferred financing costs -$ -$ 0.3$ -$ -$ Loss on debt extinguishment, net 8.3$ -$ -$ -$ -$ Charges for settlement of wage and hour l itigation 0.6$ -$ 0.5$ 0.6$ -$ Acquisition related costs 0.2$ -$ 6.8$ -$ -$ Pre tax effect of Adjusting Items 9.1$ -$ 7.6$ 0.6$ -$ After tax effect of Adjusting Items 5.8$ -$ 4.6$ 0.4$ -$ Net income 16.1$ 39.4$ 35.2$ 40.0$ 84.3$ Provision for income taxes 12.4 25.2 23.0 26.3 51.3 Pre-tax income 28.5 64.6 58.2 66.3 135.6 Interest expense, net 15.9 16.7 23.3 26.8 27.0 Depreciation 55.7 56.2 64.8 74.5 79.3 Amortization 6.8 6.5 20.7 18.3 16.7 EBITDA 106.9 144.0 167.0 185.9 258.7 Gain on sale of fixed assets (10.2) (15.4) (4.7) (10.7) (7.1) Stock-based compensation expense 4.4 7.0 9.9 12.6 13.9 Pre-tax effect of Adjusting Items (from above) 1 9.1 - 7.6 0.6 - Non-GAAP Adjusted EBITDA 110.2$ 135.5$ 179.8$ 188.4$ 265.5$ -$ 1 Amounts exclude items already added back into the calculation of EBITDA 0 Net income 16.1$ 39.4$ 35.2$ 40.0$ 84.3$ Adjusting Items from above, after tax 5.8 - 4.6 0.4 - Non-GAAP Adjusted Net income 21.9$ 39.4$ 39.8$ 40.3$ 84.3$ Diluted Earnings Per Share Net income 0.45$ 1.14$ 1.04$ 1.15$ 2.41$ Adjusting Items from above, after tax 0.16 - 0.14 0.01 - Non-GAAP Adjusted Diluted Earnings Per Common Share 0.61$ 1.14$ 1.18$ 1.16$ 2.41$ Fully Diluted Shares (in thousands) 35,754 34,482 33,782 34,816 35,027 Reconciliation of Leverage Ratio, Net Leverage Ratio, and Fixed Interest Charge Ratios Current and long-term debt (including Note Premium) 187.8$ 187.6$ 452.0$ 457.8$ 525.6$ Note Premium on 7.125% Senior Subordinated Notes - - 3.6 3.2 2.8 Current and long-term debt (excludes Note Premium) 187.8$ 187.6$ 448.4$ 454.6$ 522.8$ less: Cash and equivalents 44.8 52.6 18.6 20.7 21.3 Net Debt (Cash) 143.0$ 135.0$ 429.8$ 433.9$ 501.5$ - - Non-GAAP Adjusted EBITDA 110.2$ 135.5$ 179.8$ 188.4$ 265.5$ Ratio of Debt to Non-GAAP Adjusted EBITDA 1.7x 1.4x 2.5x 2.4x 2.0x Ratio of Debt to EBITDA 1.8x 1.3x 2.7x 2.4x 2.0x Ratio of Net Debt (Cash) to Non-GAAP Adjuste EBITDA 1.3x 1.0x 2.4x 2.3x 1.9x- - - - - Ratio of Net Debt (Cash) to EBITDA 1.3x 0.9x 2.6x 2.3x 1.9x Ratio of EBITDA to Interest expense, net 6.7x 8.6x 7.2x 6.9x 9.6x Ratio of Non-GAAP Adjusted EBITDA to Interest expense, net 6.9x 8.1x 7.7x 7.0x 9.8x Reconciliation of Non-GAAP Adjusted EBITDA as a % of Revenue Total contract revenues 1,035.9$ 1,201.1$ 1,608.6$ 1,811.6$ 2,022.3$ EBITDA (from above) as a percentage of contract revenues 10.3% 12.0% 10.4% 10.3% 12.8% Non-GAAP Adjusted EBITDA (from above) as a percentage of contract revenues 10.6% 11.3% 11.2% 10.4% 13.1% Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS Notes: Amounts above may not add due to rounding. Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Diluted EPS, and certain Credit Metrics Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 36. * TTM Q1-16 is the sum of the quarterly fiscal periods of Q2-15, Q3-15, Q4-15 and Q1-16. All EBITDA and Interest Expense amounts for the TTM Q1-16 period can be referenced on slide 35. *

35 Appendix: Regulation G Disclosure Notes: Amounts above may not add due to rounding. to other similarly titled measures of other companies. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 36. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's, except per share amounts) Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 TTM Q1-16 Adjusting Items: Loss on debt extinguishment -$ -$ -$ -$ -$ -$ -$ 16.3$ 16.3$ Amortization on debt discount - - - - - - - 1.8 1.8 Charges for settlement of wage and hour litigation - - 0.6 - - - - - - Pre tax effect of Adjusting Items -$ -$ 0.6$ -$ -$ -$ -$ 18.0$ 18.0$ After tax effect of Adjusting Items -$ -$ 0.4$ -$ -$ -$ -$ 11.2$ 11.2$ Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Net income (3.1)$ 7.9$ 16.5$ 20.8$ 9.4$ 20.3$ 33.8$ 30.8$ 94.3$ Provision (benefit) for income taxes (2.0) 5.2 10.7 13.5 6.1 12.0 19.6 18.6 56.4 Pre-tax income (loss) (5.0) 13.1 27.2 34.3 15.6 32.3 53.4 49.5 150.7 Interest expense, net 6.8 6.6 6.6 6.7 6.7 6.6 6.9 9.1 29.4 Depreciation 18.7 18.6 18.9 18.8 19.2 19.8 21.5 22.7 83.2 Amortization 4.8 4.1 4.2 4.1 4.1 4.1 4.4 4.8 17.4 EBITDA 25.2 42.4 56.8 64.0 45.6 62.9 86.2 86.0 280.7 Gain on sale of fixed assets (0.6) (5.5) (2.8) (1.5) (1.7) (3.1) (0.9) (1.1) (6.8) Stock-based compensation expense 3.5 2.7 2.9 3.9 3.7 3.2 3.2 4.5 14.6 Pre-tax effect of Adjusting Items (from above) 1 - - 0.6 - - - - 16.3 16.3 Non-GAAP Adjusted EBITDA 28.2$ 39.6$ 57.5$ 66.4$ 47.6$ 63.0$ 88.5$ 105.7$ 304.8$ 1 Amounts exclude items already added back into the calculation of EBITDA (i.e. amortization of debt discount included in interest expense) Reconciliation of Non-GAAP Adjusted Interest Expense Interest expense, net 6.8$ 6.6$ 6.6$ 6.7$ 6.7$ 6.6$ 6.9$ 9.1$ 29.4$ Adjusting Items from above - - - - - - - (1.8) (1.8) Non-GAAP Adjusted Interest Expense 6.8$ 6.6$ 6.6$ 6.7$ 6.7$ 6.6$ 6.9$ 7.4$ 27.6$ Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS Net income (3.1)$ 7.9$ 16.5$ 20.8$ 9.4$ 20.3$ 33.8$ 30.8$ Adjusting Items from above, after tax - - 0.4 - - - - 11.2 Non-GAAP Adjusted Net income (3.1)$ 7.9$ 16.9$ 20.8$ 9.4$ 20.3$ 33.8$ 42.0$ Diluted Earnings Per Share Net income (0.09)$ 0.23$ 0.47$ 0.59$ 0.27$ 0.58$ 0.97$ 0.91$ Adjusting Items from above, after tax - - 0.01 - - - - 0.33 o -GA P Adjusted Diluted Earnings Per Common Share (0.09)$ 0.23$ 0.48$ 0.59$ 0.27$ 0.58$ 0.97$ 1.24$ Fully Diluted Shares (in thousands) 33,836 34,763 34,960 35,118 35,127 35,029 34,831 33,887 Reconciliation of Non-GAAP Adjusted EBITDA as a % of Revenue Total contract revenues 390.5$ 426.3$ 482.1$ 510.4$ 441.1$ 492.4$ 578.5$ 659.3$ EBITDA (from above) as a percentage of contract revenues 6.5% 9.9% 11.8% 12.5% 10.3% 12.8% 14.9% 13.1% Non-GAAP Adjusted EBITDA (from above) as a percentage of contract revenues 7.2% 9.3% 11.9% 13.0% 10.8% 12.8% 15.3% 16.0%

36 Appendix: Regulation G Disclosure Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the quarter ended October 24, 2015, the Company recognized approximately $1.8 million in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment and write-off of deferred financing costs – During Q1-16, the Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes on September 15, 2015. During fiscal 2011, the Company incurred an $8.3 million charge in connection with the redemption of its 8.125% senior subordinated notes due 2015. During fiscal 2013, the Company recognized $0.3 million in write-off of deferred financing costs during fiscal 2013 in connection with the replacement of our credit facility in December 2012. Management believes excluding the loss on debt extinguishment and the write-off of deferred financing costs from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment and write-off of deferred financing costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Charges for settlement of wage and hour litigation – The Company incurred wage and hour litigation settlement charges of $0.6 million, $0.5 million, and $0.6 million in fiscal 2011, fiscal 2013 and fiscal 2014, respectively. The Company believes the settlement charges are not indicative of its core operating results. • Acquisition related costs – The Company incurred $6.8 million in fiscal 2013 in connection with the acquisition of the telecommunications infrastructure services subsidiaries of Quanta Services, Inc. The Company believes the acquisition costs are not indicative of its core operating results. • Tax impacts of adjusted results - The tax impact of the adjusted results are calculated utilizing a Non-GAAP effective tax. This rate approximates the Company’s effective tax rate used for financial planning during the fiscal period in which the adjustment was incurred.